Exhibit 99.1

Climb Global Solutions Acquires NeoVAD, Building Greater Scale in France

Acquisition Expands Climb’s European Platform and Deepens Strategic Vendor Relationships

Transaction Expected to be Accretive to Earnings per Share and Adjusted EBITDA

EATONTOWN, N.J., October 22, 2026 – Climb Global Solutions, Inc. (NASDAQ:CLMB) (“Climb” or the “Company”), a value-added global IT channel company providing unique sales and distribution solutions for innovative technology vendors, has completed the acquisition of NeoVAD, a France-based value-added IT distributor focused on cybersecurity, cloud services and virtualization, serving reseller partners across the French market, for an aggregate purchase price of approximately €16.0 million ($18.0 million[1]).

NeoVAD brings its established presence in France to Climb with approximately 300 active resellers and vendor relationships including Cato Networks, DataCore and Netwrix, among others. For its fiscal year ended December 31, 2025, NeoVAD generated EBITDA of approximately €2.2 million2 ($2.5 million)3, which was up 487% from approximately €378,0002 ($427,000)3 the prior fiscal year.

Management Commentary

“NeoVAD is a strong fit with our strategy to continue expanding Climb’s scale and capabilities across Europe,” said Climb CEO Dale Foster. “The acquisition adds meaningful reach in France while strengthening several important vendor relationships and creating opportunities to bring more of Climb’s portfolio to NeoVAD’s reseller network. At the same time, NeoVAD’s established position in France can help us build greater depth with vendors including Cato Networks, DataCore and Netwrix across our broader platform. We also see a meaningful opportunity to expand our Microsoft distribution business by pairing our existing EMEA capabilities with NeoVAD’s local training and technical support expertise. We expect this acquisition to be accretive to earnings and adjusted EBITDA, while NeoVAD’s stronger margin profile further supports our profitability objectives and expands our European platform for continued growth.”

1 Amount converted from EUR to USD based on an exchange rate of €1 = $1.12 as of 10/21/26.

2 Amount derived from the internal financial statements prepared by management of NeoVAD and may not be comparable to Climb’s non-GAAP measures.

3 Amount converted from EUR to USD based on average exchange rate during the 12-month period ended December 2025 (€1 = $1.13).

Commenting on the acquisition, NeoVAD Founder and CEO Jérôme Boulon stated: “For more than a decade, we have built NeoVAD around a focused portfolio of cybersecurity, cloud and virtualization solutions and a high-touch model designed to help resellers successfully bring those technologies to market. Climb shares our focus on specialized, value-added distribution and brings broader scale and capabilities that can help us build on what we have established in France. We see significant opportunity to expand the solutions we bring to our reseller partners while creating additional opportunities for our vendors across Climb’s European platform.”

Additional information can be found in Climb’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission on October 22, 2026.

About Climb Global Solutions

Climb Global Solutions, Inc. (NASDAQ:CLMB) is a value-added global IT distribution and solutions company specializing in emerging and innovative technologies. Climb operates across the U.S., Canada and Europe through multiple business units, including Climb Channel Solutions, Grey Matter and Climb Global Services. The Company provides IT distribution and solutions for companies in the Security, Data Management, Connectivity, Storage & HCI, Virtualization & Cloud, and Software & ALM industries.

Additional information can be found by visiting www.climbglobalsolutions.com.

About NeoVAD

NeoVAD is a value-added IT distributor headquartered in Boulogne-Billancourt, France, serving reseller partners across the French market. The company specializes in cybersecurity, cloud services and virtualization solutions and maintains relationships with technology vendors including Cato Networks, DataCore and Netwrix, among others. NeoVAD operates a fully indirect, two-tier distribution model supporting approximately 300 active resellers, integrators and MSPs. Through its high-touch approach, the company provides presales, technical training, marketing and demand-generation support designed to help partners successfully bring vendor solutions to market.

Non-GAAP Financial Measures

Climb uses non-GAAP financial measures, including adjusted EBITDA, as supplemental measures of the performance of the Company’s business. Use of these financial measures has limitations, and you should not consider them in isolation or use them as substitutes for analysis of Climb’s financial results under generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Forward-Looking Statements

The statements in this release, other than statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements are subject to certain risks and uncertainties. Many of the forward-looking statements may be identified by words such as ”looking ahead,” “believes,” “expects,” “intends,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “under construction,” “in development,” “opportunity,” “target,” “outlook,” “maintain,” “continue,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations. In this press release, the forward-looking statements relate to, among other things, declaring and reaffirming our strategic goals, future operating results, and the effects and potential benefits of strategic acquisitions on our business. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include, without limitation, our ability to recognize the anticipated benefits of the acquisitions of NeoVAD and interworks.cloud, the possibility that the anticipated earnings and adjusted EBITDA accretion, synergies, margin improvements and other strategic benefits of the NeoVAD acquisition may not be realized within the expected timeframe or at all; difficulties integrating NeoVAD's operations, employees, systems and distribution activities; the Company's ability to retain key NeoVAD personnel, resellers and vendor relationships; and changes in the commercial terms, availability or performance of material vendor arrangements; the continued acceptance of the Company’s distribution channel by vendors and customers, the timely availability and acceptance of new products, product mix, market conditions, competitive pricing pressures, the successful integration of acquisitions, contribution of key vendor relationships and support programs, inflation, import and export tariffs, the successful integration artificial intelligence tools, interest rate risk and impact thereof, as well as factors that affect the software industry in general. The forward looking statements contained herein are also subject generally to other risks and uncertainties that are described in the section entitled “Risk Factors” contained in Item 1A. of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and from time to time in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this release, except as required by law.

Company Contact

Matthew Sullivan
Chief Financial Officer
(732) 847-2451
Matthews@ClimbCS.com

Investor Relations Contact

Sean Mansouri, CFA or Aaron D'Souza
Elevate IR
(720) 330-2829
CLMB@elevate-ir.com